UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 3, 2006

	Address of principal	State or other jurisdiction of
Exact name of registrant	executive offices; zip code;	incorporation or
as specified in its charter;	registrant’s telephone	organization; IRS Employer
Commission File No.:	number, including area code:	Identification No.:
Duquesne Light	411 Seventh Avenue	Pennsylvania
Holdings, Inc.	Pittsburgh, PA 15219	25-1598483
1-10290	412-393-6000

Duquesne Light	411 Seventh Avenue	Pennsylvania
Company	Pittsburgh, PA 15219	25-0451600
1-956	412-393-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     On November 3, 2006, Duquesne Light Holdings, Inc., issued its earnings release for the quarter ended September 30, 2006. A copy of the earnings release is incorporated by reference to Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

99.1	Earnings Release dated November 3, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Duquesne Light Holdings, Inc.
(Registrant)

Date November 3, 2006	/s/ Mark E. Kaplan
(Signature)
Mark E. Kaplan
Senior Vice President and CFO

Duquesne Light Company
(Registrant)

Date November 3, 2006	/s/ Mark E. Kaplan

(Signature)
Mark E. Kaplan
Senior Vice President and CFO